                        SEMIANNUAL REPORT / JUNE 30 2001

                             AIM NEW TECHNOLOGY FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                                 LOUIS PASTEUR

                          BY ALBERT GUSTAF A. EDELFELT

          THE FRENCH CHEMIST LOUIS PASTEUR DEVOTED HIS LIFE TO SOLVING

           PRACTICAL PROBLEMS THROUGH DISCOVERIES THAT REVOLUTIONIZED

         CHEMISTRY, INDUSTRY, AGRICULTURE AND MEDICINE. HIS DISCOVERIES

              GREATLY IMPROVED THE HUMAN CONDITION AND CREATED NEW

          TECHNOLOGIES FROM WHICH THE WORLD COULD PROFIT. MANAGERS OF

            AIM NEW TECHNOLOGY FUND SEEK TO INVEST IN COMPANIES THAT

        CONTINUE TO EMBODY PASTEUR'S SPIRIT OF INNOVATION AND DISCOVERY.

                     -------------------------------------

AIM New Technology Fund is for risk-tolerant investors who seek long-term growth of capital.

ABOUT PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM New Technology Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not absorbed fund expenses, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Because the fund has been in existence for less than a year (since 8/31/00) total returns shown are cumulative total returns that have not been annualized.
o Cumulative total returns including sales charges, for the period ended 6/30/01 are as follows: Class A shares, inception (8/31/00), -56.90%. Class B shares, inception (8/31/00), -56.87%. Class C shares, inception (8/31/00), -55.05%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investments in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that, with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro, small and mid-sized companies may involve greater risks not associated with investing in more established companies. Additionally, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED NOR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM NEW TECHNOLOGY FUND

                             AIM NEW TECHNOLOGY FUND


                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                             AIM NEW TECHNOLOGY FUND


FUND RESULTS SHOW TECH SECTOR'S CONTINUING WEAKNESS

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

==================================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------
 1. Metro One Telecommunications, Inc.    3.8%          1. Semiconductors                        16.5%

 2. Pixelworks, Inc.                      3.5           2. Application Software                  15.7

 3. IDEC Pharmaceuticals Corp.            2.9           3. Biotechnology                          8.9  [PIE CHART]

 4. VERITAS Software Corp.                2.5           4. Internet Software & Services           8.4

 5. PeopleSoft, Inc.                      2.5           5. Telecommunications Equipment           5.0

 6. Mercury Computer Systems, Inc.        2.2           6. Health Care Equipment                  4.5

 7. NVIDIA Corp.                          2.0           7. Systems Software                       4.5

 8. SonicWALL, Inc.                       2.0           8. Aerospace & Defense                    3.9

 9. Analog Devices, Inc.                  2.0           9. Wireless Telecommunications Services   3.8

10. Amdocs Ltd. (United Kingdom)          1.7          10. Data Processing Services               2.7

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================

THE PROMISE OF BIOTECHNOLOGY
A revolution is underway in researching and developing new medicines for age-old diseases, and pharmaceutical and biotechnology companies are leading the way. Approximately 400 biotechnology drugs currently are in human clinical trials--about one-third of all the medicines in human clinical trials.
    Modern biotechnology traces its roots to 1953, when scientists determined the structure of DNA, the building blocks of life. In 1990, scientists from the federal government and private industry began working to map the "human genome"--the 100,000 genes in the human body. Having succeeded in doing so last year, they now are working to determine what proteins each gene produces and the beneficial, or harmful, effects of those proteins.
    Biotechnology's goal is to allow researchers to identify disease-producing genes, analyze the proteins they produce and develop precise new drugs targeted at those disease-inducing proteins.
    Biotechnology, like all scientific endeavors, will require time, skill and maybe even a bit of luck. But it has the potential for tremendous returns--for society as a whole, for individual patients and for investors.

HOW DID AIM TECHNOLOGY FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD? Reflecting the extreme market volatility of the first half of 2001, the fund provided negative returns. Ongoing difficulties in the stock market generally, and in the technology sector in particular, prompted many investors to avoid technology stocks as leading tech companies announced disappointing earnings and layoffs. For the six months ended June 30, 2001, the fund's Class A, Class B and Class C shares returned -32.34%, -32.54% and -32.54%, respectively, at net asset value (excluding sales charges).

IS THERE ANYTHING POSITIVE TO REPORT ABOUT FUND PERFORMANCE?
Performance improved dramatically during the second quarter, as small and mid-sized technology stocks outperformed their larger counterparts. This sharp turnaround in fund performance demonstrates just how much more volatile sector funds can be, compared to more diversified funds, over the short term.
    During the second quarter (the second half of the reporting period), the fund's Class A, Class B and Class C shares returned 31.79%, 31.98% and 31.98%, respectively, at net asset value. During the second quarter, some investors became willing to look beyond the tech sector's short-term weakness and began buying the stocks of industry-leading technology companies at bargain prices.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
During the first half of 2001, investors--particularly new investors--were taught an important lesson: stock markets sometimes decline. During much of last year and during the first half of 2001, the booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally and technology stocks in particular. Some investors abandoned the stock market altogether, seeking safety in money market funds or bonds. While many investment classes were hurt by the downturn, equities--especially large-cap growth stocks--were hardest hit. Because the fund is a flexible-capitalization fund that invests primarily in small- and mid-cap stocks, many of its holdings fared better than their large-cap brethren.
    The Federal Reserve Board (the Fed), after spending much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. Moving aggressively to avert recession, the Fed lowered short-term interest rates six times during the first half of 2001. In a dramatic effort to revive a rapidly weakening economy, the Fed cut the key fed funds rate (the rate banks charge one another for overnight loans) from 6.50% to 3.75%(a reduction of 275 basis points or 2.75 percentage points.

WHY DID THE ECONOMY WEAKEN SO MUCH--AND WHY HAVEN'T LOWER INTEREST RATES PROVIDED A RAPID RECOVERY?
Beginning in June 1999, the Fed embarked on a series of interest rate increases to slow white-hot economic growth. Unfortu-

          See important fund and index disclosures inside front cover.

                             AIM NEW TECHNOLOGY FUND


nately, the Fed may have succeeded more than it intended. The annual rate of economic growth, which was 5.7% in the second quarter of 2000, was a mere 0.7% in the second quarter of 2001. Those interest rate hikes made it more expensive for companies to borrow and expand; also, they strengthened the U.S. dollar, depressing earnings for many U.S.-based companies doing business overseas. Higher borrowing costs and adverse currency translations hurt corporate earnings. While interest-rate- sensitive telecom companies and manufacturers were particularly hurt, leading companies in a variety of industries braced investors for earnings disappointments as the reporting period drew to a close.
    But the economy rarely "turns on a dime." The Fed's six interest rate cuts during the first half of 2001, as well as enactment of tax reform legislation providing most taxpayers with rebates, caused the markets to rally only briefly. Historically, Fed rate cuts require six to nine months, or even longer, to stimulate the economy. Even these positive developments were overshadowed by a steady drumbeat of corporate earnings warnings, a slew of lay off announcements and sharp disagreement among economists and so-called "market watchers" about when conditions might improve. Indeed, while temporary rallies occurred during the reporting period, investors generally lacked conviction and markets generally lacked direction.

GIVEN THESE DIFFICULT MARKET TRENDS, HOW DID YOU MANAGE THE FUND?
We particularly emphasized three areas during the reporting period: software, semiconductors and biotechnology. Despite its economic sensitivity, application and system software allows users to expand the capabilities of their existing hardware. Among the fund's largest software holdings are VERITAS and PeopleSoft. The semiconductor industry has, historically, led technology downturns and recoveries, and semiconductor stocks performed well for the fund during the reporting period. Pixelworks, the fund's second-largest holding, performed especially well. The fund held 19 biotechnology stocks at the close of the reporting period, and only one declined in value slightly.
    The fund also benefited because we avoided many communications equipment stocks while adding high-quality and profitable Internet-related stocks, including VeriSign, eBay and Travelocity. The fund also benefited from owning small and mid-cap stocks, which generally outperformed large-cap stocks during the reporting period.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Markets remained volatile and economic indicators remained mixed at the close of the reporting period. Specifically:

o U.S. gross domestic product, the broadest measure of the nation's economy, continued to grow during the second quarter--but far more slowly than in 1999 and 2000.
o Unemployment rose to 4.5% in June, the highest level since March 1998. During the second quarter of 2001, 271,000 Americans lost their jobs.
o Nonetheless, consumer confidence remained firm. In June, the two most widely followed barometers--the Conference Board's index of consumer confidence and the University of Michigan's index of consumer sentiment--hit their highest levels of 2001.
o While capital spending by corporations remained weak, consumer spending remained strong. Sales of autos and new and existing homes were brisk, buoyed by consumer optimism and lower interest rates.
    It's hard to predict with any certainty how markets will behave in the future, especially as the present market downturn has proved to be more persistent than many had expected. Nevertheless, we are confident that in time the markets will recover, and we believe that the current downturn, like previous difficult declines, represents a significant buying opportunity for long-term investors.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
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delivery service which allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM NEW TECHNOLOGY FUND


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                             MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-93.03%

AEROSPACE & DEFENSE-3.93%

Alliant Techsystems Inc.(a)                        7,600   $   683,240
----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               9,600       732,480
----------------------------------------------------------------------
Mercury Computer Systems, Inc.(a)                 39,100     1,724,310
======================================================================
                                                             3,140,030
======================================================================

APPLICATION SOFTWARE-15.67%

Amdocs Ltd. (United Kingdom)(a)                   24,950     1,343,558
----------------------------------------------------------------------
BEA Systems, Inc.(a)                              22,000       675,620
----------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                   44,700       832,761
----------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                   30,000       930,000
----------------------------------------------------------------------
Lightbridge, Inc.(a)                              32,300       626,620
----------------------------------------------------------------------
Mentor Graphics Corp.(a)                          32,700       572,250
----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      13,000       778,700
----------------------------------------------------------------------
NVIDIA Corp.(a)                                   17,500     1,623,125
----------------------------------------------------------------------
Parametric Technology Corp.(a)                    64,600       903,754
----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               40,100     1,974,123
----------------------------------------------------------------------
SERENA Software, Inc.(a)                           6,800       247,112
----------------------------------------------------------------------
Siebel Systems, Inc.(a)                           16,500       773,850
----------------------------------------------------------------------
Synopsys, Inc.(a)                                 25,700     1,243,623
======================================================================
                                                            12,525,096
======================================================================

BIOTECHNOLOGY-8.85%

Cephalon, Inc.(a)                                 10,500       740,250
----------------------------------------------------------------------
COR Therapeutics, Inc.(a)                         39,100     1,192,550
----------------------------------------------------------------------
Genzyme Corp.(a)                                   8,400       512,400
----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          23,000     1,338,370
----------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     33,700     2,281,153
----------------------------------------------------------------------
Invitrogen Corp.(a)                               10,900       782,620
----------------------------------------------------------------------
MedImmune, Inc.(a)                                 4,700       221,840
======================================================================
                                                             7,069,183
======================================================================

COMPUTER HARDWARE-0.97%

Apple Computer, Inc.(a)                           12,500       290,625
----------------------------------------------------------------------
Dell Computer Corp.(a)                            18,700       485,265
======================================================================
                                                               775,890
======================================================================

COMPUTER STORAGE & PERIPHERALS-1.74%

Electronics for Imaging, Inc.(a)                  24,700       728,650
----------------------------------------------------------------------
EMC Corp.(a)                                      22,800       662,340
======================================================================
                                                             1,390,990
======================================================================

DATA PROCESSING SERVICES-2.74%

Concord EFS, Inc.(a)                              14,000       728,140
----------------------------------------------------------------------
CSG Systems International, Inc.(a)                12,200       692,472
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
DATA PROCESSING SERVICES-(CONTINUED)

Fiserv, Inc.(a)                                   12,000   $   767,760
======================================================================
                                                             2,188,372
======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.49%

Instinet Group Inc.(a)                            20,900       389,576
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.20%

Celestica Inc. (Canada)(a)                        18,000       927,000
----------------------------------------------------------------------
SCI Systems, Inc.(a)                              32,500       828,750
======================================================================
                                                             1,755,750
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.66%

Accredo Health, Inc.(a)                           22,100       821,899
----------------------------------------------------------------------
Unilab Corp.(a)                                   20,100       506,520
======================================================================
                                                             1,328,419
======================================================================

HEALTH CARE EQUIPMENT-4.52%

Biosite Diagnostics Inc.(a)                       13,300       595,840
----------------------------------------------------------------------
CLOSURE Medical Corp.(a)                          32,000       735,040
----------------------------------------------------------------------
Cytyc Corp.(a)                                    44,200     1,018,810
----------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  23,700       513,105
----------------------------------------------------------------------
Intuitive Surgical, Inc.(a)                       25,000       337,750
----------------------------------------------------------------------
Respironics, Inc.(a)                              13,700       407,712
======================================================================
                                                             3,608,257
======================================================================

HEALTH CARE SUPPLIES-1.09%

ICU Medical, Inc.(a)                              10,800       445,824
----------------------------------------------------------------------
Regeneration Technologies, Inc.(a)                48,200       424,160
======================================================================
                                                               869,984
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.67%

Illuminet Holdings, Inc.(a)                       32,300     1,015,835
----------------------------------------------------------------------
Qwest Communications International Inc.           10,000       318,700
======================================================================
                                                             1,334,535
======================================================================

INTERNET RETAIL-1.63%

eBay Inc.(a)                                      19,000     1,301,310
======================================================================

INTERNET SOFTWARE & SERVICES-8.38%

Check Point Software Technologies Ltd.
  (Israel)(a)                                     16,500       834,405
----------------------------------------------------------------------
HomeStore.com, Inc.(a)                            14,000       489,440
----------------------------------------------------------------------
Hotel Reservations Network, Inc.-Class A(a)        4,800       223,344
----------------------------------------------------------------------
SonicWALL, Inc.(a)                                62,300     1,570,583
----------------------------------------------------------------------
Travelocity.com Inc.(a)                           39,700     1,218,790
----------------------------------------------------------------------
VeriSign, Inc.(a)                                 19,400     1,164,194
----------------------------------------------------------------------
Websense, Inc.(a)                                 64,800     1,198,800
======================================================================
                                                             6,699,556
======================================================================

                                                             MARKET
                                                SHARES        VALUE

IT CONSULTING & SERVICES-0.95%

Affiliated Computer Services, Inc.-Class A(a)     10,500   $   755,055
======================================================================

MOVIES & ENTERTAINMENT-1.68%

Macrovision Corp.(a)                              19,600     1,342,600
======================================================================

NETWORKING EQUIPMENT-1.33%

Brocade Communications Systems, Inc.(a)            8,000       351,920
----------------------------------------------------------------------
Emulex Corp.(a)                                   12,000       484,800
----------------------------------------------------------------------
ONI Systems Corp.(a)                               8,200       228,780
======================================================================
                                                             1,065,500
======================================================================

PHARMACEUTICALS-1.67%

Biovail Corp. (Canada)(a)                         13,600       591,600
----------------------------------------------------------------------
CIMA Labs Inc.(a)                                  9,500       745,750
======================================================================
                                                             1,337,350
======================================================================

SEMICONDUCTOR EQUIPMENT-2.17%

Brooks Automation, Inc.(a)                         6,200       285,820
----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               12,000       701,640
----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         13,200       749,628
======================================================================
                                                             1,737,088
======================================================================

SEMICONDUCTORS-16.47%

Advanced Micro Devices, Inc.(a)                   43,500     1,256,280
----------------------------------------------------------------------
Analog Devices, Inc.(a)                           36,000     1,557,000
----------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                   41,000       705,200
----------------------------------------------------------------------
Cirrus Logic, Inc.(a)                             36,000       829,080
----------------------------------------------------------------------
Intersil Corp.-Class A(a)                         31,300     1,139,320
----------------------------------------------------------------------
Linear Technology Corp.                           18,000       795,960
----------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                15,000       663,150
----------------------------------------------------------------------
Microsemi Corp.(a)                                12,900       915,900
----------------------------------------------------------------------
Oak Technology, Inc.(a)                           51,800       548,562
----------------------------------------------------------------------
Pixelworks, Inc.(a)                               77,300     2,762,702
----------------------------------------------------------------------
QLogic Corp.(a)                                   12,000   $   773,400
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

RF Micro Devices, Inc.(a)                         45,400     1,216,720
======================================================================
                                                            13,163,274
======================================================================

SYSTEMS SOFTWARE-4.46%

BMC Software, Inc.(a)                             45,400     1,023,316
----------------------------------------------------------------------
Micromuse Inc.(a)                                 13,000       363,870
----------------------------------------------------------------------
Network Associates, Inc.(a)                       14,700       183,015
----------------------------------------------------------------------
VERITAS Software Corp.(a)                         30,000     1,995,900
======================================================================
                                                             3,566,101
======================================================================

TELECOMMUNICATIONS EQUIPMENT-4.96%

CIENA Corp.(a)                                     8,100       307,800
----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      11,000       633,820
----------------------------------------------------------------------
Digital Lightwave, Inc.(a)                        22,000       813,120
----------------------------------------------------------------------
Sonus Networks, Inc.(a)                           45,500     1,062,880
----------------------------------------------------------------------
UTStarcom, Inc.(a)                                46,000     1,145,400
======================================================================
                                                             3,963,020
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.80%

Metro One Telecommunications, Inc.(a)             46,800     3,035,916
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $67,850,616)                          74,342,852
======================================================================

MONEY MARKET FUNDS-7.27%

STIC Liquid Assets Portfolio(b)                2,904,461     2,904,461
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        2,904,461     2,904,461
======================================================================
    Total Money Market Funds (Cost
      $5,808,922)                                            5,808,922
======================================================================
TOTAL INVESTMENTS-100.30% (Cost $73,659,538)                80,151,774
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.30%)                         (239,677)
======================================================================
NET ASSETS-100.00%                                         $79,912,097
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost $73,659,538)  $80,151,774
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   192,723
------------------------------------------------------------
  Dividends                                           22,930
------------------------------------------------------------
Investment for deferred compensation plan              4,701
------------------------------------------------------------
Other assets                                          58,595
============================================================
    Total assets                                  80,430,723
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              291,179
------------------------------------------------------------
  Fund shares reacquired                             132,172
------------------------------------------------------------
  Deferred compensation plan                           4,701
------------------------------------------------------------
Accrued distribution fees                             66,232
------------------------------------------------------------
Accrued transfer agent fees                            7,498
------------------------------------------------------------
Accrued operating expenses                            16,844
============================================================
    Total liabilities                                518,626
============================================================
Net assets applicable to shares outstanding      $79,912,097
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $44,797,576
____________________________________________________________
============================================================
Class B                                          $23,516,600
____________________________________________________________
============================================================
Class C                                          $11,597,921
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            9,821,443
____________________________________________________________
============================================================
Class B                                            5,184,148
____________________________________________________________
============================================================
Class C                                            2,556,218
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      4.56
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.56 divided by 94.50%) $      4.83
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      4.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      4.54
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends from affiliated money market funds    $    152,733
------------------------------------------------------------
Dividends                                              3,666
============================================================
    Total investment income                          156,399
============================================================

EXPENSES:

Advisory fees                                        332,691
------------------------------------------------------------
Administrative services fees                          24,795
------------------------------------------------------------
Custodian fees                                        13,633
------------------------------------------------------------
Distribution fees -- Class A                          65,218
------------------------------------------------------------
Distribution fees -- Class B                          99,331
------------------------------------------------------------
Distribution fees -- Class C                          47,119
------------------------------------------------------------
Transfer agent fees -- Class A                        83,326
------------------------------------------------------------
Transfer agent fees -- Class B                        44,719
------------------------------------------------------------
Transfer agent fees -- Class C                        21,213
------------------------------------------------------------
Trustees' fees                                         5,093
------------------------------------------------------------
Registration and filing fees                          65,942
------------------------------------------------------------
Other                                                 33,643
============================================================
    Total expenses                                   836,723
============================================================
Less: Fees waived                                   (167,876)
------------------------------------------------------------
    Expenses paid indirectly                          (2,651)
============================================================
    Net expenses                                     666,196
============================================================
Net investment income (loss)                        (509,797)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (42,723,346)
------------------------------------------------------------
  Option contracts written                            53,666
============================================================
                                                 (42,669,680)
============================================================
Change in net unrealized appreciation of
  investment securities                           16,943,088
============================================================
Net gain (loss) from investment securities and
  option contracts                               (25,726,592)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(26,236,389)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (509,797)   $   (160,198)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                           (42,669,680)    (11,533,886)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       16,943,088     (10,450,852)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (26,236,389)    (22,144,936)
==========================================================================================
Share transactions-net:
  Class A                                                       16,083,176      56,708,694
------------------------------------------------------------------------------------------
  Class B                                                        9,825,850      27,020,002
------------------------------------------------------------------------------------------
  Class C                                                        4,863,083      13,792,617
==========================================================================================
    Net increase in net assets                                   4,535,720      75,376,377
==========================================================================================

NET ASSETS:

Beginning of period                                             75,376,377              --
==========================================================================================
End of period                                                 $ 79,912,097    $ 75,376,377
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $128,162,580    $ 97,390,471
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (539,153)        (29,356)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                            (54,203,566)    (11,533,886)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   6,492,236     (10,450,852)
==========================================================================================
                                                              $ 79,912,097    $ 75,376,377
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM New Technology Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
       The Fund has a capital loss carryforward of $1,713,194 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, through the year 2008.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2001, AIM waived fees of $167,876.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $24,795 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $101,313 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $65,218, $99,331 and $47,119, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $54,624 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $7,342 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $1,362 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $571 and reductions in custodian fees of $2,080 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,651.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $108,142,479 and $74,451,178, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $11,829,820
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (5,337,584)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 6,492,236
_________________________________________________________
=========================================================
Cost of investments is the same for tax and financial
statement purposes.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    ---------
Beginning of period                                                --      $      --
------------------------------------------------------------------------------------
Written                                                         1,015        302,367
------------------------------------------------------------------------------------
Closed                                                           (593)      (162,796)
------------------------------------------------------------------------------------
Exercised                                                         (70)       (21,163)
------------------------------------------------------------------------------------
Expired                                                          (352)      (118,408)
====================================================================================
End of period                                                      --      $      --
____________________________________________________________________________________
====================================================================================


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                        JUNE 30, 2001               DECEMBER 31, 2000
                                                                  --------------------------    -------------------------
                                                                    SHARES         AMOUNT         SHARES        AMOUNT
                                                                  ----------    ------------    ----------    -----------
  Sold:
    Class A                                                        5,903,971    $ 27,834,626     7,406,952    $63,371,172
  -----------------------------------------------------------------------------------------------------------------------
    Class B                                                        2,792,758      13,160,921     3,305,594     28,031,799
  -----------------------------------------------------------------------------------------------------------------------
    Class C                                                        1,655,142       7,641,323     1,784,951     15,613,560
  =======================================================================================================================
  Reacquired:
    Class A                                                       (2,568,164)    (11,751,450)     (921,316)    (6,662,478)
  -----------------------------------------------------------------------------------------------------------------------
    Class B                                                         (775,484)     (3,335,071)     (138,720)    (1,011,797)
  -----------------------------------------------------------------------------------------------------------------------
    Class C                                                         (637,183)     (2,778,240)     (246,692)    (1,820,943)
  =======================================================================================================================
                                                                   6,371,040    $ 30,772,109    11,190,769    $97,521,313
  _______________________________________________________________________________________________________________________
  =======================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                                              -------------------------------------
                                                                                   AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED      COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)              2000(a)
                                                              ----------------    -----------------
Net asset value, beginning of period                              $  6.74              $ 10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)               (0.02)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.15)               (3.24)
===================================================================================================
    Total from investment operations                                (2.18)               (3.26)
===================================================================================================
Net asset value, end of period                                    $  4.56              $  6.74
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                    (32.34)%             (32.60)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $44,798              $43,732
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.72%(c)             1.72%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.23%(c)             2.47%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets         (1.25)%(c)           (0.66)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                               119%                  54%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $37,576,252.
(d)  Annualized.

                                                                             CLASS B
                                                              -------------------------------------
                                                                                   AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED      COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)              2000(a)
                                                              ----------------    -----------------
Net asset value, beginning of period                              $  6.72              $ 10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)               (0.04)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.14)               (3.24)
===================================================================================================
    Total from investment operations                                (2.18)               (3.28)
===================================================================================================
Net asset value, end of period                                    $  4.54              $  6.72
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                    (32.44)%             (32.80)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $23,517              $21,296
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.37%(c)             2.41%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.88%(c)             3.16%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets         (1.90)%(c)           (1.36)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                               119%                  54%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $20,030,756.
(d)  Annualized.

                                                                             CLASS C
                                                              -------------------------------------
                                                                                   AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED      COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)              2000(a)
                                                              ----------------    -----------------
Net asset value, beginning of period                              $  6.73              $ 10.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)               (0.04)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.15)               (3.23)
===================================================================================================
    Total from investment operations                                (2.19)               (3.27)
===================================================================================================
Net asset value, end of period                                    $  4.54              $  6.73
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                    (32.54)%             (32.70)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $11,598              $10,349
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                   2.37%(c)             2.41%(d)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.88%(c)             3.16%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets         (1.90)%(c)           (1.35)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                               119%                  54%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,501,975.
(d)  Annualized.


BOARD OF TRUSTEES                                  OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                   Robert H. Graham                          11 Greenway Plaza
Chairman, President and Chief Executive Officer    Chairman and President                    Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                   Carol F. Relihan
Bruce L. Crockett                                  Senior Vice President and Secretary       INVESTMENT ADVISOR
Director,
ACE Limited;                                       Gary T. Crum                              A I M Advisors, Inc.
Formerly, Director, President and                  Senior Vice President                     11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                 Dana R. Sutton                            Houston, TX 77046
                                                   Vice President and Treasurer
Owen Daly II                                                                                 TRANSFER AGENT
Formerly, Director,                                Robert G. Alley
Cortland Trust, Inc.                               Vice President                            A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Albert R. Dowden                                   Stuart W. Coco                            Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                     Vice President
and DHJ Media, Inc.; and                                                                     CUSTODIAN
Director, Magellan Insurance Company               Melville B. Cox
                                                   Vice President                            State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                           225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;     Karen Dunn Kelley                         Boston, MA 02110
Vice Chairman, President                           Vice President
and Chief Operating Officer                                                                  COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and           Edgar M. Larsen
President, Mercantile Bankshares                   Vice President                            Ballard Spahr
                                                                                             Andrews & Ingersoll, LLP
Jack M. Fields                                     Mary J. Benson                            1735 Market Street
Chief Executive Officer,                           Assistant Vice President and              Philadelphia, PA 19103
Twenty First Century Group, Inc.;                  Assistant Treasurer
Formerly Member of the U.S. House of                                                         COUNSEL TO THE TRUSTEES
Representatives                                    Sheri Morris
                                                   Assistant Vice President and              Kramer, Levin, Naftalis & Frankel LL
Carl Frischling                                    Assistant Treasurer                       919 Third Avenue
Partner,                                                                                     New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                             DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                  A I M Distributors, Inc.
Harvard University Graduate                                                                  11 Greenway Plaza
School of Education, New School University.                                                  Suite 100
Formerly Chief Executive Officer,                                                            Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS       A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                1976 and managed approximately $171 billion
                                                                                in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)              AIM Latin American Growth(7)        including individual investors, corporate
AIM Mid Cap Opportunities(1)                AIM Developing Markets              clients and financial institutions, as
AIM Large Cap Opportunities(2)              AIM European Small Company          of June 30, 2001.
AIM Emerging Growth                         AIM Asian Growth                        The AIM Family of Funds--Registered
AIM Small Cap Growth                        AIM Japan Growth(8)                 Trademark-- is distributed nationwide, and
AIM Aggressive Growth                       AIM International Emerging Growth   AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                          AIM European Development            complex in the United States in assets under
AIM Small Cap Equity                        AIM Euroland Growth                 management, according to Strategic Insight,
AIM Capital Development                     AIM Global Aggressive Growth        an independent mutual fund monitor.
AIM Constellation                           AIM International Equity                AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends                 AIM International Value(4)          the world's largest independent financial
AIM Select Equity(3)                        AIM Worldwide Spectrum              services companies with $408 billion in
AIM Large Cap Growth                        AIM Global Trends                   assets under management as of June 30, 2001.
AIM Weingarten                              AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                        MORE CONSERVATIVE
AIM Charter
AIM Value                                          SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                     MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                AIM New Technology
AIM Advisor Flex(6)                         AIM Global Telecommunications and Technology
                                            AIM Global Infrastructure
    MORE CONSERVATIVE                       AIM Global Resources
                                            AIM Global Financial Services
                                            AIM Global Health Care
                                            AIM Global Consumer Products and Services(7)
                                            AIM Real Estate(5)
                                            AIM Global Utilities

                                                    MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

   MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

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                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

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